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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 16, 1999

                                    GHS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                   0-15586                 52-1373960
(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)

                65 BROADWAY, 7TH FLOOR, NEW YORK, NEW YORK 10006
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 430-6430

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

THE SPIN-OFF OF U.S. NEUROSURGICAL, INC.

         GHS, Inc. ("GHS") has changed the focus of its business from that of its former wholly owned subsidiary, U.S. NeuroSurgical, Inc. ("USN"), which provides access to stereotactic radiosurgery centers using the Gamma Knife technology, to an Internet initiative including a plan for an online learning network to focus on personal and professional improvement.

         On September 16, 1999, GHS distributed to holders of common stock of GHS, par value $0.01 per share (the "Common Stock"), GHS's entire interest in USN. The disposition was effected by distributing one share of USN common stock for each share of Common Stock owned by stockholders of GHS on September 8, 1999 (the "Spin-off"). On September 9, 1999, GHS distributed to its stockholders an Information Statement dated September 8, 1999 regarding the Spin-off. Such Information Statement is included as an exhibit to this Form 8-K. USN is now a separate company no longer owned in any way by GHS.

         USN owns and operates two stereotactic radiosurgery centers using Gamma Knife technology. One of USN's centers is on the premises of Research Medical Center in Kansas City, Missouri. The other center is on the premises of New York University Medical Center (NYU) in New York, New York. USN's business strategy is to provide a mechanism whereby hospitals, physicians and patients can have access to Gamma Knife treatment capability, a high capital cost item. USN provides the Gamma Knife to medical facilities on a "cost per treatment" basis. USN owns the Gamma Knife units, and is reimbursed by the facilities where they are housed, based on utilization.

AGREEMENT AND PLAN OF DISTRIBUTION: RELATIONSHIP BETWEEN GHS AND USN AFTER THE SPIN-OFF

         On May 27, 1999, USN and GHS entered into an Agreement and Plan of Distribution (the "Distribution Agreement") which, in general, outlines the relationship between the two companies after the Spin-off. The following sets forth a summary of the material terms and provisions of the Distribution Agreement.

         ADMINISTRATIVE SERVICES

         GHS and USN have agreed to provide their own respective administrative services after the Spin-off. However, the Distribution Agreement provides that for a period of up to two years after the Spin-off, GHS and USN will generally make their employees available to each other as necessary to support the activities of each party in areas including, without limitation, accounting, tax and legal advice and services and human resources. GHS and USN each have agreed in the Distribution Agreement to provide to the other, upon the other's request, at all reasonable times, full and complete access to any and all books, records, contracts, instruments, data and other information as the other may reasonably request and require in the conduct of its business. GHS and USN have also agreed to use their best efforts to make available to the other, upon the other's request, their respective officers, directors, employees and agents as witnesses to


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the extent that such persons may reasonably be required in connection with any legal, administrative or other proceedings in which USN or GHS, may from time to time be involved. The party rendering these services will be entitled to receive from the other payment for its reasonable costs and expenses incurred in providing such services.

         INDEMNIFICATION

         Pursuant to the Distribution Agreement, other than liabilities and obligations in respect of taxes, which shall be governed by the terms of the Tax Matters Agreement (described below) (a) USN shall be liable for all claims, liabilities and obligations attributable to the USN Gamma Knife business or any of the other assets assigned by GHS to USN pursuant to the Assignment and Assumption Agreement described below (collectively, the "USN Liabilities"); (b) GHS shall be liable for all claims, liabilities and obligations retained or assumed by GHS pursuant to the Assignment and Assumption Agreement (collectively, the "GHS Liabilities"); and (c) USN shall be responsible for "Distribution Liabilities" (defined as expenses, costs, or liabilities directly related to the Spin-off) which are incurred or accrued prior to or following May 27, 1999. USN will indemnify GHS and its officers, directors, employees, agents and affiliates from and against any and all losses, liabilities, claims, damages, costs and expenses arising out of or related in any manner to the USN Liabilities. GHS will indemnify USN similarly, with respect to the GHS Liabilities.

         OTHER PROVISIONS

         The Distribution Agreement also includes provisions relating to: (i) allocating liability with respect to pending litigation and other potentially significant obligations; and (ii) continued cooperation between GHS and USN with respect to post-Spin-off matters. With respect to all significant outstanding contracts, licenses, guarantees and other obligations relating to the Gamma Knife business to which GHS had been a party and the liability for which will be assumed by USN pursuant to the Assignment and Assumption Agreement discussed below, GHS and USN have agreed, to the extent not already provided for, to have USN substituted in the place of and for GHS (and to have GHS removed) as a party as promptly as is reasonably practicable. GHS and USN also agreed to deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of the Distribution Agreement and to consummate the transactions contemplated thereby.

ASSIGNMENT AND ASSUMPTION AGREEMENT

         Pursuant to the Assignment and Assumption Agreement, USN has accepted the assignment from GHS to USN of the following assets (collectively, the "Assigned Assets"):

         (i) all assets of GHS related exclusively or primarily to the USN Gamma Knife business;
         (ii) all accounts receivable of GHS and each of its subsidiaries arising through May 27, 1999;
         (iii) all intercompany accounts due from USN to GHS at May 27, 1999, which contribution shall be deemed a capital contribution from GHS to USN;


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         (iv)     all prepaid expenses and deposits made by GHS prior to May 27,
                  1999;
         (v) all refunds payable to GHS for business conducted by GHS prior to May 27, 1999;
         (vi) the capital stock of U.S. Neurosurgical Physics, Inc., a wholly owned subsidiary of GHS ("USNP");
         (vii)    cash in the amount of $374,144.71; and
         (viii) the Lease dated March 5, 1998 between GHS and Research Grove Associates, relating to the lease of the premises located at 2400 Research Boulevard, Suite 325, Rockville, Maryland 20850 (the "Maryland Lease").

         The following assets of GHS were specifically excluded from the assignment from GHS to USN (collectively, the "Excluded Assets"):

         (i) cash and cash equivalents (a) held by GHS as of May 27, 1999, other than the cash included in the Assigned Assets above, (b) raised in GHS's May 1999 private placement of its Series B Preferred Stock and (c) which come into GHS's possession following May 27, 1999;
         (ii) the capital stock of GHS's subsidiaries owned by GHS, other than USNP; and
         (iii) all assets of GHS acquired in connection with GHS's acquisition of Change Your Life.com, LLC ("CYL") and Concept Development, Inc. ("CDI") or acquired by GHS following May 27, 1999.

         In addition, USN has assumed, has agreed to be liable for and indemnify GHS with respect to all claims, liabilities and obligations which are attributable to the following (collectively, the "Assumed Liabilities"):

         (i)      any of the Assigned Assets;
         (ii) any event, occurrence, action or omission relating to GHS and its subsidiaries taken or occurring prior to May 27, 1999, except to the extent they are specifically included in the Excluded Liabilities;
         (iii) the obligations of GHS under the employment agreement dated November 14, 1984, as amended, with Alan Gold;
         (iv)     the obligations of GHS under the Maryland Lease; and
         (v) the obligations of GHS to Allen & Company Incorporated for the payment of fees in respect of financial advisory services rendered to GHS in connection with the acquisitions of CYL and CDI.

         GHS has agreed to retain, be liable for and indemnify USN with respect to all claims, liabilities and obligations set forth below (collectively, the "Excluded Liabilities"):

         (i) all claims, liabilities and obligations which are attributable to any of the Excluded Assets;
         (ii) the obligations of GHS to issue GHS Common Stock pursuant to options, warrants and commitments to issue capital stock outstanding at May 27, 1999, as well as GHS's obligations under its 1997 Stock Option Plan;
         (iii) the obligations of GHS to pay the consideration, fees, expenses and other costs


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                  arising in connection with the acquisitions of CYL and CDI;
         (iv) all claims, liabilities or litigation arising out of any event, occurrence, action or omission relating to GHS and its subsidiaries taken or occurring following May 27, 1999;
         (v) GHS's obligations under the Warrant Certificate, dated November 30, 1993, as amended, issued to Allen & Company Incorporated; and
         (vi) GHS's obligations under that certain Settlement Agreement dated as of March 22, 1999 by and among GHS, USN and the other parties thereto.

TAX MATTERS AGREEMENT

         GHS and USN have entered into a tax matters agreement (the "Tax Matters Agreement") that defines the parties' rights and obligations with respect to federal, state, foreign and other income or franchise taxes relating to GHS's and USN's businesses for tax periods prior to, including and following the Spin-off and with respect to certain other tax matters. Pursuant to the Tax Matters Agreement, USN has agreed to be liable for, and indemnify and hold harmless GHS from and against any liability for, taxes which are allocated to USN under the Tax Matters Agreement as follows: (1) all taxes resulting from the Spin-off, (2) all taxes resulting from the operations of USN and GHS prior to May 27, 1999 (the date of the closings of the acquisitions of CYL and CDI), and
(3) all taxes resulting from the operations of USN following May 27, 1999. GHS has agreed to be liable for, and indemnify and hold harmless USN from and against any liability for, taxes which are allocated to GHS under the Tax Matters Agreement as follows: (1) all taxes resulting from the acquisitions of CYL or CDI and (2) all taxes resulting from the operations of GHS (other than USN and its subsidiaries) following May 27, 1999. GHS's Board of Directors determined that the allocation of responsibilities for taxes provided by the Tax Matters Agreement was fair to the stockholders of GHS and USN. The allocation of responsibility in the Tax Matters Agreement is based on the fact that prior to May 27, 1999, the closing date of both the CYL and CDI acquisitions, USN's
Gamma Knife operations represented all of GHS's operations. Therefore, the Board determined that allocating to USN the responsibility for taxes for periods through May 27, 1999 was appropriate. The Board recognized that for periods following May 27, 1999, the Tax Matters Agreement allocated to USN the responsibility for its Gamma Knife operations and to GHS the responsibility for its new online personal and professional improvement business. The Board also determined that the allocation to USN of all taxes resulting from the Spin-off was reasonable. The allocation to USN of all taxes resulting from the Spin-off was required as a condition to the closing of the CYL acquisition by the sellers of CYL. Because the Board believed that consummating the CYL acquisition was in the best interests of GHS's stockholders and because the tax liabilities, if any, resulting from the Spin-off were determined not to be material, the Board determined that allocating such responsibility to USN was reasonable. It is possible that a court or the IRS could disregard this contractual allocation of responsibility for taxes and require GHS or USN or their respective subsidiaries to assume responsibility for obligations allocated to the other party, particularly if such other party were to refuse or was unable to pay or perform any of its allocated obligations. Such events could have a material adverse effect on the financial condition and operations of USN or GHS, as the case may be.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) PRO FORMA Consolidated Financial Information of GHS, Inc. and subsidiaries

                  PRO FORMA Unaudited Consolidated Statement of Operations for the six months ended June 30, 1999 (1)
                  Notes to PRO FORMA Unaudited Consolidated Statement of Operations for the six months ended June 30, 1999 (1)
                  PRO FORMA Unaudited Consolidated Statement of Operations for the year ended December 31, 1998 (1)
                  Notes to PRO FORMA Unaudited Consolidated Statement of Operations for the year ended December 31, 1998 (1)
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                  (1) Previously filed as part of, and incorporated by reference from, GHS's Information Statement on Form 14C as filed with the Securities and Exchange Commission on September 29, 1999.

         (c)    Exhibits   Description

                  10.1 Distribution Agreement dated May 27, 1999 between GHS and USN (1)
                  10.2 Tax Matters Agreement dated May 27, 1999 between GHS and USN (1)
                  10.3 Assignment and Assumption Agreement dated May 27, 1999 between GHS and USN (1)
                  99.1 Schedule 14C Information Statement of GHS dated September 8, 1999 (2)

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                  (1)      Previously filed as, and incorporated by reference
                           from, the identically numbered exhibit to USN's Form 10 as filed with the Securities and Exchange Commission on July 1, 1999.
                  (2) Incorporated by reference from the definitive Information Statement on Schedule 14C of GHS as filed with the Securities and Exchange Commission on August 25, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      GHS, INC.

Dated as of: September 30, 1999

                                                By: /s/ Beth Polish
                                                    --------------------------
                                                        Beth Polish
                                                        President


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                                  EXHIBIT INDEX

              Exhibit No.  Description
              -----------  -----------
                  10.1 Distribution Agreement dated May 27, 1999 between GHS and USN (1)
                  10.2 Tax Matters Agreement dated May 27, 1999 between GHS and USN (1)
                  10.3 Assignment and Assumption Agreement dated May 27, 1999 between GHS and USN (1)
                  99.1 Schedule 14C Information Statement of GHS dated September 8, 1999 (2)

                  --------------------------------------------------------------
                  (1) Previously filed as, and incorporated by reference from, the identically numbered exhibits to USN's Form 10 as filed with the Securities and Exchange Commission on July 1, 1999.
                  (2) Incorporated by reference from the definitive Information Statement on Schedule 14C of GHS as filed with the Securities and Exchange Commission on August 25, 1999.